MUTUAL FUND SERIES TRUST

AlphaCentric Income Opportunities Fund

CLASS A: IOFAX CLASS C: IOFCX CLASS I: IOFIX

AlphaCentric Premium Opportunity Fund

(formerly the AlphaCentric Hedged Market Opportunity Fund)

CLASS A: HMXAX CLASS C: HMXCX CLASS I: HMXIX

AlphaCentric Robotics and Automation Fund

(formerly the AlphaCentric Global Innovations Fund)

CLASS A: GNXAX CLASS C: GNXCX CLASS: GNXIX

(each, a “Fund” and, collectively, the “Funds”)

March 23, 2020

This information supplements certain disclosures contained in the Summary Prospectus of the AlphaCentric Income Opportunities Fund, dated August 1, 2019, and the Prospectus and Statement of Additional Information (“SAI”) for the Funds, each dated August 1, 2019, as supplemented January 24, 2020.

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AlphaCentric Income Opportunities Fund - Only

The paragraph under the section of the AlphaCentric Income Opportunities Fund’s Summary Prospectus and Prospectus entitled “FUND SUMMARY - Principal Risks of Investing in the Fund – Liquidity Risk” is replaced in its entirety with the following:

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The global impact of the coronavirus on the economic and financial markets have caused severe market dislocations and liquidity constraints in fixed income markets including many of the securities the Fund holds. To satisfy shareholder redemptions, it is more likely the Fund will be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value.

All Funds

The section of the Funds’ Prospectus entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS - Principal and Non-Principal Investment Risks – Market Risk” is replaced with the following:

Market Risk. Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses or other public health issues, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

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You should read this Supplement in conjunction with the Summary Prospectus of the AlphaCentric Income Opportunities Fund, dated August 1, 2019, and the Prospectus and SAI for each Fund, each dated August 1, 2019, as supplemented January 24, 2020, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-844-223-8637 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.